UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                February 12, 2008
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



      Michigan                         001-32428                 30-0030900
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 1.01   Entry into a Material Definitive Agreement

     In a report on Form 8-K filed on December 26, 2007, the Registrant reported that it had entered into an Omnibus Amendment and Waiver (the "OA&W") with Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"), as of December 21, 2007 to waive certain events of default under that certain Secured Convertible Term Note, dated as of December 13, 2005, (the "Note") and to amend the Note.

     On February 12, 2008 the Registrant and Laurus entered into an Amendment (the "Amendment") to the OA&W, which provides that the Registrant will obtain at least $1,000,000 of debt financing privately by March 15, 2008 and at least $5,000,000 of equity financing publicly by June 30, 2008, among other matters, in order to keep the OA&W in effect.

     This summary is qualified in its entirety by reference to the Amendment annexed as an exhibit hereto.

Item 9.01   Financial Statements and Exhibits.

    Exhibit No. Description

10.1   Amendment to Omnibus Amendment and Waiver dated February 12, 2008.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TARPON INDUSTRIES, INC.

                                        Date: February 15, 2008


                                        By:    /s/ James W. Bradshaw
                                           -----------------------------------
                                                James W. Bradshaw
                                                Chief Executive Officer